UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2
TO
CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported by Synthetic Biologics, Inc. the (“Company”) in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 11, 2022 (the “Initial Form 8-K”), the Company closed on March 10, 2022 the previously announced acquisition (the “Acquisition”) of all of the outstanding shares of VCN Biosciences, S.L., a corporation organized under the laws of Spain (“VCN”).

On May 6, 2022, the Company filed Amendment No. 1 to the Initial From 8-K to provide the audited financial statements of VCN as of and for the fiscal year ended December 31, 2021 and unaudited pro forma condensed combined financial statements of the Company reflecting the Acquisiton of VCN as of and for the year ended December 31, 2021. This Amendment No. 2 is being filed to include unaudited pro forma condensed combined financial statements of the Company reflecting the Acquisition of VCN as of and for the six months ended June 30, 2022.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

VCN’s audited financial statements as of and for the year ended December 31, 2021 required by Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(a).

(b) Unaudited Pro Forma Financial Information

The pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021 required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.2 and incorporated by reference in this Item 9.01(b).

The pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2022 required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.3 and incorporated by reference in this Item 9.01(b).

(d) Exhibits.

The following exhibits are filed with this Amendment No. 2 to Current Report on Form 8-K/A.

Exhibit Number	Description

2.1*	Share Purchase Agreement, by and among Synthetic Biologics, Inc., VCN Biosciences, S.L. and the shareholders of VCN Biosciences, S.L., dated December 14, 2021 (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on December 14, 2021 (File No. 001-12584)

2.2*	Amendment, dated March 9, 2022, to the Share Purchase Agreement, by and among Synthetic Biologics, Inc., VCN Biosciences, S.L. and the shareholders of VCN Biosciences, S.L., dated December 14, 2021 (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on March 11, 2022 (File No. 001-12584)

23.1*	Consent of of KPMG Auditores, S.L. independent auditor (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on May 6, 2022 (File No. 001-12584)

99.1*	VCN Biosciences, S.L. audited financial statements as of and for the year ended December 31, 2021 (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on May 6, 2022 (File No. 001-12584)

99.2*	Synthetic Biologics, Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2021 (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on May 6, 2022 (File No. 001-12584)

99.3	Synthetic Biologics, Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Financial Statements for the six months ended June 30, 2022

104	Cover Page Interactive Data File (embedded within the XBRL document)

 * Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2022	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer